REVERSAL OF IMPAIRMENT CHARGES	12 Months Ended
Dec. 31, 2018
Impairment Of Assets [Abstract]
REVERSAL OF IMPAIRMENT CHARGES
REVERSAL OF IMPAIRMENT CHARGES

		Years ended December 31,
	Notes	2018	2017
Suriname CGU[1]
Property, plant and equipment	14	$—	$124.1
Côté Gold Project
Exploration and evaluation assets	15	—	400.0
		$—	$524.1
1 The Suriname CGU consists of Rosebel Gold Mines N.V. and Euro Resources S.A.
Property, plant and equipment
On July 26, 2017 (effective June 30, 2017), the Company identified a significant increase in reserves and resources and corresponding extension of the life of mine ("LOM") for the Rosebel mine, which were considered to be an indicator of reversal of a previous impairment charge, as they represented a significant change in the key inputs used to determine the cash generating unit's ("CGU") recoverable amount. As a result, an assessment was performed for the Company’s Suriname CGU, and it was determined that the recoverable amount, representing the CGU’s fair value less cost of disposal ("FVLCD"), exceeded the carrying amount. This resulted in a reversal of the impairment charge recorded in 2013, which was limited to the carrying amount of the Suriname CGU that would have been determined had no impairment charge been recognized in prior years, net of depreciation charges. The pre-tax and after-tax amounts of impairment reversal recorded in the Company’s Consolidated statements of earnings in 2017 were $124.1 million and $79.9 million, respectively.
The significant estimates and assumptions used in determining the FVLCD for the CGU were LOM production profiles, future commodity prices, reserves and resources, discount rate, values of un-modeled mineralization and capital expenditures. The estimates of future cash flows were derived from the most recent LOM of approximately 11 years, which is based on Management’s current best estimates of optimized mine and processing plans, future operating costs and capital expenditures. For the assessment, the Company used an estimated gold price of $1,225 per ounce for the first 5 years starting 2018, decreasing to $1,200 per ounce for 2023 and beyond.
The future cash flows used to calculate the recoverable amount of the CGU were discounted using a real weighted average cost of capital of 6%, which reflects specific market risk factors. Un-modeled mineralization for the CGU was valued at $45 per ounce. Oil price is a component of cash costs of production and was estimated based on the current price, forward prices, forecasts of future prices from third-party sources and the Company’s hedging program.
As at December 31, 2018, the Company's impairment review indicated that the facts and circumstances did not represent an indication of potential impairment or reversal of previously recognized impairment. As a result, there were no impairment charges or reversals of previously recognized impairment recorded in the consolidated financial statements for the year ended December 31, 2018.
Exploration and evaluation assets
On June 5, 2017, upon entering into a definitive Investment Agreement with SMM for the sale of a 30% interest in the Côté Gold Project (note 10), the Company performed an assessment of whether the previous impairment charge on the Project was reversible. The Company determined that the consideration agreed to by SMM indicated the recoverable amount exceeded the carrying amount, which resulted in the reversal of the previously recorded impairment charge of $400 million. The reversal is limited to the carrying amount that would have been determined had no impairment charge been recognized in prior years.
At December 31, 2018, the Company's impairment review indicated that the facts and circumstances did not represent an indication of potential impairment. As a result, there were no impairment charges recorded in the consolidated financial statements for the year ended December 31, 2018.